                                                                     EXHIBIT 4.1


              COMMON                                            COMMON

   PAR VALUE $0.01 PER SHARE                          FORMED UNDER THE LAWS OF
 THIS CERTIFICATE AND THE SHARES                        THE STATE OF DELAWARE
REPRESENTED HEREBY ARE SUBJECT TO
THE RESTRICTIONS ON THE TRANSFER OF                             SHARES
SHARES, WHICH ARE CONTAINED IN THE
  CERTIFICATE OF INCORPORATION.



                                 [LIBERTE LOGO]

THIS CERTIFICATE IS TRANSFERABLE                      CUSIP 530154
         IN NEW YORK, NEW YORK                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


                             LIBERTE INVESTORS INC.

                             A DELAWARE CORPORATION

THIS CERTIFIES THAT




IS THE REGISTERED HOLDER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

LIBERTE INVESTORS INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE
HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS
CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED
BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

         IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO
BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE
CORPORATION.


                                                                        DATED

            SECRETARY                [LIBERTE CORPORATE SEAL]           COUNTERSIGNED AND REGISTERED:
                                                                                         THE BANK OF NEW YORK,

                                                                                                        TRANSFER AGENT
                                                                                                        AND  REGISTRAR

CHAIRMAN OF THE BOARD                                                                             AUTHORIZED SIGNATURE

                             LIBERTE INVESTORS INC.

         THE COMPANY'S CERTIFICATE OF INCORPORATION RESTRICTS THE TRANSFER OF THE COMPANY'S EQUITY SECURITIES, AND IN SOME CIRCUMSTANCES REQUIRES THE TRANSFER OF SUCH SECURITIES, INCLUDING THESE SHARES, IN CONNECTION WITH THE PRESERVATION OF CERTAIN TAX ATTRIBUTES OF THE COMPANY. THE CERTIFICATE OF INCORPORATION ALSO IN CERTAIN CIRCUMSTANCES: (1) LIMITS THE CONVERSION OR EXCHANGE OF CERTAIN SECURITIES, (2) PROHIBITS THE EXERCISE OF OPTIONS, AND (3) RESTRICTS THE FORECLOSURE OF CERTAIN PLEDGES OF SECURITIES. A COPY OF THE COMPANY'S CERTIFICATE OF INCORPORATION IS ON FILE AT THE COMPANY'S PRINCIPAL OFFICE.

         IN ACCORDANCE WITH THE PROVISIONS OF SECTION 151(f) OF THE DELAWARE GENERAL CORPORATION LAW, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUEST THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.



         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                         UNIF GIFT MIN ACT     -             Custodian
                                                                                -----------           ----------
                                                                                  (Cust)               (Minor)

TEN ENT  - as tenants by the entireties                                         under Uniform Gifts to Minors

JT TEN   - as joint tenants with right of                                       Act
           survivorship and not as tenants                                      -----------------------------
           in common                                                                       (State)

                   Additional abbreviations may also be used though not in the above list.

           For value received,                          hereby sell, assign and transfer unto
                                ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF NEW OWNER




--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


____________________________ Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________


____________________________ Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated
      ------------------------------

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH               ---------------------------------
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR             ---------------------------------
ENLARGEMENT OF ANY CHANGES WHATEVER.


                                              THE SIGNATURE(S) SHOULD BE
                                              GUARANTEED BY AN "ELIGIBLE
                                              GUARANTOR INSTITUTION" AS DEFINED
                                              IN RULE 17Ad-15 UNDER THE
                                              SECURITIES EXCHANGE ACT OF 1934,
                                              AS AMENDED.


                                              SIGNATURE(S) GUARANTEED BY: